Exhibit 10.72

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.:130339

AMD_00105603.0

AMENDMENT

Date of Amendment: December 10, 2013

AMENDMENT (this “A   mendment”) to the Index License Agreement for Funds dated as of March 18, 2000 (the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”).

The parties acknowledge that the Agreement was previously amended by, among other amendments, that certain Amendment dated as of July 1, 2011 (the “Previous Amendment”). This Amendment shall supplement and operate in conjunction with the Previous Amendment. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement or the Previous Amendment, as the case may be.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:
•	MSCI Japan 100% Hedged to USD Index
•	MSCI Germany 100% Hedged to USD Index
•	MSCI EAFE 100% Hedged to USD Index

Or such other names as agreed by Licensee and MSCI in writing.

2.

Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Funds (each, a “Hedged ETF” and each Hedged ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares Currency Hedged MSCI Japan ETF
•	iShares Currency Hedged MSCI Germany ETF
•	iShares Currency Hedged MSCI EAFE ETF

Or such other names as agreed by Licensee and MSCI in writing.

The Hedged ETF shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	Fees payable with respect to the Hedged ETF:
a.	Definitions:

As used in this Amendment, the following terms shall have the meanings set forth below:

“***********” means, for each ***********, the corresponding *********** set forth in the following table:

*********** *********** *********** ***********	*********** *********** *********** ***********

“AUM” means, for any *********** or any ***********, *********** of such *********** or ***********. “***********” means, for each ***********, the *********** of such *********** that ***********. “***********” means, for each ***********, the *********** of such ***********.

For the avoidance of doubt, the ***********.

b.	Calculation of Fees:

For each ***********, Licensee shall pay *********** to MSCI. Such *********** shall be determined with reference

***********. Specifically, the ***********.

Except for the ***********, ***********. All fees with respect to the ***********.

For the avoidance of doubt, ***********. By way of explanation, the parties believe that, because ***********.

The parties acknowledge and agree that the *********** of each *********** shall be used for purposes of ***********.

If the ***********, or if any *********** or any successor Amendment for any reason in ***********, then, notwithstanding anything to the contrary in this Amendment, from the date of such occurrence, Licensee shall pay ***********. If any

***********, the license fee for such ***********. For purposes of clarity, if ***********, but the ***********, the

***********, as set forth above, shall ***********.

c.	Reporting

On a *********** basis, Licensee shall report to MSCI (i) the ***********, the ***********, the *********** and the*********** of each *********** separately and (ii) the *********** of each *********** separately. For the avoidance of doubt, if the *********** or the *********** of any *********** is any day other than the first day or last day (respectively) of ***********, then, in order to align any relevant payment schedule with the ***********, the ***********-based fees shall be pro-rated.

4.	Special Conditions:

a.To the extent that this Amendment conflicts with the Agreement or the Previous Amendment, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement, the Previous Amendment and this Amendment.

b.MSCI may terminate this Amendment with respect to any one or more of the Indexes set forth in Section 1 if, within one (1)year of the date of this Amendment, Licensee does not list a *********** that is based on such Indexes.

c.If Licensee *********** any *********** or changes the *********** for such ***********, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such *********** shall ***********.

d.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ Timothy M. Meyer	By	/s/ David Kinzelberg
Name	Timothy M. Meyer	Name	David Kinzelberg
	(printed)		(printed)
Title	M. Director	Title	Executive Director
Date	12/10/13	Date	Jan 14, 2014

LICENSEE: BlackRock Institutional Trust Company, N.A.

By	/s/ Jenni A. Lee
Name	Jenni A. Lee
(printed)
Title	Director
Date	12/10/13